the STRENGTH of WORKING TOGETHER SM Fourth Quarter Fiscal 2008 Earnings Conference Call Monday, February 9, 2009 Exhibit 99.2

Fourth Quarter Earnings Review
February 9, 2009
• Founded in 1941, Crawford is the largest independent global provider of claims management solutions and a fully
integrated global provider of these solutions for the growing multi-national market.
• Crawford is divided into four reporting segments that support the strategic positioning of the Company in a changing
market place:
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– International Operations
• Serves the global insurance industry and multinational
corporations
– Broadspire
• Serves large national accounts, carriers and self-insured
entities
– Legal Settlement Administration
• Provides administration for class action settlements and
bankruptcy matters
• The Company’s independence, global presence and
diversified business lines are key competitive advantages
which set Crawford apart from its competitors.

Forward-looking Statements and Segment
Operating Earnings
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not historical facts may be “forward-looking” statements as defined in the Private Securities
Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-
looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company reports filed with the
United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Segment Operating Earnings:
Segment operating earnings represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, unallocated corporate and shared costs, and special credits and charges. On January 1, 2008 the Company’s Strategic Warranty Services
unit was moved from the Legal Settlement Administration segment to the U.S. Property & Casualty segment. Prior period results for both segments have been restated to reflect this transfer. Segment revenues and expenses do not include reimbursements for out-of-pocket expenses.

Agenda • Welcome • Overview of Global Economy • Highlights of 2008 Fiscal Year • Fourth Quarter Financial Review • Segment Operating Highlights • Outlook for Fiscal 2009 4

Fiscal 2008 Overview
•
Strong performance in a difficult operating
environment
Revenue growth of 8% over 2007
Net income double 2007
•
Sustained growth internationally and in U.S.
Property & Casualty offset declines in other
businesses
U.S. Property & Casualty revenue up 12.3%
International revenue up 18.2%
•
Improved earnings per share to $0.62 from $0.32
Improved operating margins in all segments
•
Improvement in cash and financial flexibility
Operating cash flow improved by  $47.7 million
Days sales outstanding in accounts receivable
declined by 19 days
200
400
600
800
1000
1200
2008 2007
Revenue
$ in millions
0
5
10
15
20
25
30
35
2008 2007
Net Income
$ in millions
$1,048
$975
$32.3
$16.1

the STRENGTH of WORKING TOGETHER SM Fourth Quarter 2008 Financial Review

Fourth Quarter 2008 Overview
•
Strong performance in a difficult operating
environment
Revenue growth of 7.2% over 2007 quarter
Net income increased 152.3% over 2007 quarter
•
Sustained growth internationally and in U.S.
Property & Casualty offset declines in other
businesses
U.S. Property & Casualty revenue up 35.2%
Catastrophe revenue at $11.3 million vs. $1.8 million
in 2007
•
Improved earnings per share to $0.16 from $0.07
Improved operating margins in U.S. Property &
Casualty and International Operations
Tax credits of $1.8 million, or $0.04 per share in 2008
Special credit of $0.01 per share in 2008
200
210
220
230
240
250
260
270
4Q 2008 4Q 2007
Revenue
$ in millions
0
1
2
3
4
5
6
7
8
4Q 2008 4Q 2007
Net Income
$ in millions
$262.9
$245.2
$8.3
$3.3

8
Fourth Quarter 2008 Financials
Quarter Ended December 31, 2008
2007 % Change
Revenues:
Revenues Before Reimbursements $262,889 $245,224 7%
Reimbursements 17,756 21,261 -16%
Total Revenues 280,645 266,485 5%
Costs and Expenses:
Cost of Services Provided, Before Reimbursements
196,481
186,203 6%
Reimbursements
17,756
21,261 -16%
Total Cost of Services
214,237
207,464 3%
Selling, General, and Administrative Expenses 53,497 50,762 5%
Corporate Interest Expense, Net 4,216 4,154 1%
Restructuring Costs 3,300 - nm
Total Costs and Expenses 275,250 262,380 5%
Gain on Sale of Business 2,512 - nm
Income Before Income Taxes 7,907 4,105 93%
(Benefit) Provision for Income Taxes (430) 801 -154%
Net Income
$8,337
$3,304 152%
Earnings Per Share - Basic and Diluted $0.16 $0.07 129%
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
In Thousands, Except Earnings Per Share and Percentages
Unaudited

8.5

9.5
10
10.5
11
4Q 2008 4Q 2007
Operating Earnings
9
60
70
80
90
100
110
4Q 2008 4Q 2007
Revenue
$ in millions
$ in millions
Fourth Quarter 2008 Financials
$109.6
$107.3
$10.9
$9.9
Operating earnings and margin improved on revenue
gains
Revenue increased 11.6% on a constant dollar basis
Summary Results, International Operations
For the quarters ended December 31, 2008 and 2007
in thousands except percentages
Unaudited
2008 2007 % Change
Revenues
109,551 $
107,309 $  2.1%
Total Operating Expenses 98,685 97,459 1.3%
Operating Earnings
10,866 $
9,850 $      10.3%
Operating Margin 9.9% 9.2%

-1
0
1
2
3
4
5
4Q 2008 4Q 2007
Operating Earnings
10
0
10
20
30
40
50
60
4Q 2008 4Q 2007
Revenue
$ in millions
$ in millions
Fourth Quarter 2008 Financials
$44.2
$59.8
($0.5)
$4.8
Operating earnings up significantly on revenue growth
and technology-led operating efficiencies
Catastrophe revenue up $9.5 million from hurricanes
Gustav and Ike
Cases up over 4% in quarter
Summary Results, U.S. Property & Casualty
For the quarters ended December 31, 2008 and 2007
in thousands except percentages
Unaudited
2008 2007
Revenues 59,818 $     44,239 $    35.2%
Total Operating Expenses 55,026 44,705 23.1%
Operating Earnings 4,792 $       (466) $        nm
Operating Margin 8.0% -1.1%
% Change

-3
-2
-1
0
1
2
4Q 2008 4Q 2007
Operating Earnings
11
40
50
60
70
80
90
4Q 2008 4Q 2007
Revenue
$ in millions
$ in millions
Fourth Quarter 2008 Financials
$75.6 $75.2
($0.4) ($1.8)
Operating margin and earnings decline due to lower
worker’s compensation claim referrals
Revenues stable despite economic conditions
Summary Results, Broadspire
For the quarters ended December 31, 2008 and 2007
in thousands except percentages
Unaudited
2008 2007
Revenues 75,552 $     75,239 $    0.4%
Total Operating Expenses 77,392 75,627 2.3%
Operating Earnings (1,840) $      (388) $        nm
Operating Margin -2.4% -0.5%
% Change

0
0.5
1
1.5
2
2.5
3
4Q 2008 4Q 2007
Operating Earnings
12
15
15.5
16
16.5
17
17.5
18
18.5
4Q 2008 4Q 2007
Revenue
$ in millions
$ in millions
Fourth Quarter 2008 Financials
$18.0
$18.4
$2.9
$2.3
Revenue and operating earnings decrease reflects
slowdown in class action settlements
Backlog of $42.0 million
Summary Results, Legal Settlement Administration
For the quarters ended December 31, 2008 and 2007
in thousands except percentages
Unaudited
2007
Revenues 17,968 $     18,437 $    -2.5%
Total Operating Expenses 15,646 15,505 0.9%
Operating Earnings 2,322 $       2,932 $      -20.8%
Operating Margin 12.9% 15.9%
2008 % Change

Fourth Quarter 2008 Financials
Crawford & Company
Balance Sheet Highlights
As of December 31, 2008 and December 31, 2007
in thousands, except percentages
Unaudited December 31, December 31,
2008 2007
Change
Cash, cash equivalents, and short-term investments $73,124 $50,855 $22,269
Accounts receivable, net 157,430 178,528
(21,098)
Work in process 99,115 136,652 (37,537)
Total receivables 256,545 315,180 (58,635)
Deferred revenues, net                    95,670 111,036
(15,366)
Pension liabilities 179,542 76,977 102,565
Current portion of long-term debt, capital leases
and short-term borrowings 15,650 31,864 (16,214)
Long-term debt 181,206 183,449
(2,243)
Total debt 196,856 215,313 (18,457)
Total stockholders' equity 175,551 254,215 (78,664)
Net debt* 123,732 164,458 (40,726)
Total debt / capitalization 53% 46%
*Net debt, a non-GAAP  measure, is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash, cash equivalents, and short-term investments.

Fourth Quarter 2008 Financials
Crawford & Company
Free Cash Flow (A non-GAAP financial measurement)
For the years ended December 31, 2008 and 2007
In Thousands
     December 31,      December 31,
              2008
             2007 Variance
Net Income $32,259 $16,116 $16,143
   Plus: Depreciation / Non-Cash Items 38,923                31,692                7,231
   Less: Special Credits (2,512)                 (8,824)                 6,312
   Less: Working Capital Growth 20,221                (15,151)               35,372
   Less: U.S. Pension Contributions (17,916)
(549)                     (17,367)
Operating Cash Flow 70,975                23,284                47,691
   Less: Capital Expenditures (19,336)               (21,553)               2,217
   Less: Internally Developed Software (12,675)
(6,556)                 (6,119)
   Less: Mandatory Principal Payments (2,100)                 (2,100)                 -
Free Cash Flow (non-GAAP) $36,864 ($6,925) $43,789

the STRENGTH of WORKING TOGETHER SM Fourth Quarter and Fiscal 2008 Segment Highlights

Fourth Quarter 2008 Highlights
120
130
140
150
160
170
4Q 2008 4Q 2007
International Claims
Claims referred in 000s
144.9
167.7
•
International Operations
Strong global revenue growth of
11.6% before currency impacts
Operating margin increased to 9.9%
in 2008 from 9.2% in 2007
Claims referred decreased 13.6%
due to absence of 2007 CAT claims
Strong working capital management
FX impact on fourth quarter
revenues was negative 9.5% and for
year was a positive 2.3%

Fourth Quarter 2008 Highlights
•
U.S. Property & Casualty
Revenue growth of 35.2%
Operating margin increased to
8.0% in 2008 from (1.1%) in 2007
Catastrophe revenue up to $11.3
million from $1.8 million
Technology-driven efficiencies
realized
Claims referred increased 4.0%
due to increases in property and
CAT related claims
75
80
85
90
95
100
105
4Q 2008 4Q 2007
U.S. P&C Claims
Claims referred in 000s
102.9
98.9

Crawford U.S. Catastrophe (CAT) Activity
0
10
20
30
2008 2007
Cases
24.5
12.0
0
5
10
15
20
25
2008 2007
Revenues
$22.9
$8.3
$ in millions
Year ended Dec. 31:
In 000s
•
U.S. Catastrophe
2008 reflects benefit from
hurricanes Gustav and Ike
Strong incremental margins
generated from CAT adjuster
revenues
Technology and process
improvements
Outlook for coming year will be
conservative

40
45
50
55
60
65
70
4Q 2008 4Q 2007
Broadspire Claims
19
Fourth Quarter 2008 Highlights
Claims referred in 000s
55.4
65.1
•
Broadspire
Revenue increase of 0.4%
Operating losses of $1.8 million in the
fourth quarter
Year to date operating earnings of $3.5
million compared with $3.1 million in
prior year
RiskTech implementation underway
93% client retention rate
Worker’s Comp market challenging as
claims referred declined 15.0%
Strong client retention and cross-selling
partially offset run-off revenue decline

Fourth Quarter 2008 Highlights
•
Legal Settlement Administration
Revenue declined 2.5% due to
slowdown in class action settlements
Fourth quarter operating margin
decreased to 12.9% from 15.9% in
2007
Full year operating margin increased
to 14.4% in 2008 from 12.7% in 2007
Backlog of $42.0 million
20
25
30
35
40
45
50
55
4Q 2008 4Q 2007
Backlog
Backlog in millions
$42.0
$45.0

2009 Guidance
• Full Year 2009:
– Consolidated revenue before reimbursements between $960 million and $980 million
– Consolidated operating earnings between $50.5 million and $55.8 million
– After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible amortization expense, special credits and charges and income taxes,
consolidated net income on a GAAP basis between $22.0 million and $25.0 million
– Earnings per share of $.41 to $.47
– Guidance reflects the expected effect of stock market declines and economic slowing to date, which has negatively affected asset values in our defined benefit pension plans. The effect of this on
2009 guidance is estimated as a $16.9 million reduction in operating earnings, or $0.21 per share.
– Guidance also reflects expected strengthening of the U.S. dollar against most major foreign currencies, resulting in a negative exchange rate impact.  The anticipated effect of this on 2009 guidance is estimated at $93.3 million decline in revenue and $7.6 million reduction in operating earnings, or $0.09 per share.

Revenue Bridge from
2008 Actual to 2009 Guidance Midpoint

Dollars in Millions
Not to scale
$21.3 ($6.6)
($93.3)
1,050 $   $1.048.6
1,000 $
$970.0
950 $
2008 Net Sale Foreign Midpoint
Revenues Organic of  Intl. Currency 2009
Before Growth Business Impact Revenue
Reimb. Guidance

Operating Earnings Bridge from
2008 Actual to 2009 Guidance Midpoint

Dollars in Millions
(not to scale)
$8.6 ($7.6)
75 $
$69.1 ($16.9)
$53.2
50 $
35 $
2008 Net Foreign Increased Midpoint
Operating Organic Currency Pension 2009
Earnings Growth Impact Expense Revenue
Guidance

Earnings Per Share Bridge from
2008 Actual to 2009 Guidance Midpoint

Earnings Per Share
(not to scale)
0.75 $ $0.05 ($0.09)
$0.09
($0.21)
$0.62
0.50 $
($0.02) $0.44
0.25 $
2008 Operating Net Corp. Foreign Increased Other Midpoint
Net Earnings Interest Currency Pension 2009
Income Increase Reduction Impact Expense EPS
Per Share Guidance

the STRENGTH of WORKING TOGETHER SM